EXHIBIT 10.1
                                                                    ------------
                                                               Execution Version
                                                               -----------------


                                FOURTH AMENDMENT
                             TO FINANCING AGREEMENT

     FOURTH AMENDMENT TO FINANCING AGREEMENT, dated as of July 29, 2005 (this "Amendment"), among Milacron Inc., a Delaware corporation ("Milacron"), each subsidiary of Milacron listed as a borrower or a guarantor on the signature pages thereto, the Lenders party thereto, JPMorgan Chase Bank, National Association, as administrative agent and collateral agent for the Lenders (in each such capacity, together with its successors in each such capacity, the "Administrative Agent" and "Collateral Agent", respectively and, collectively, the "Agents").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Milacron, certain subsidiaries of Milacron, the Lenders named therein, the Agents and the other parties thereto have entered into that certain Financing Agreement, dated as of June 10, 2004 (as amended, supplemented or otherwise modified from time to time, the "Financing Agreement"; capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Financing Agreement); and

     WHEREAS, the Loan Parties have requested that the Lenders and the Agents amend certain provisions of the Financing Agreement, and the Lenders and the Agents are willing to amend such provisions to the Financing Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the agreements herein contained, each of the Loan Parties, the Lenders, and the Agents hereby agree as follows:

                                   ARTICLE I

                                   AMENDMENTS

Section 1.1 Amendments to Definitions. As of the Fourth Amendment Effective Date, Section 1.01 of the Financing Agreement is hereby amended by:

          (a)  inserting   the   following   new   definitions   in  the  proper
alphabetical order therein:

     "Fourth Amendment" means the Fourth Amendment to Financing Agreement, dated as of July 29, 2005, among the Parent, each subsidiary of the Parent listed as a borrower or a guarantor on the signature pages thereto, the Lenders party thereto, and the Agents.

     "Fourth Amendment Effective Date" has the meaning set forth in the Fourth Amendment.

     "Permitted Foreign Indebtedness" means, collectively, (i) Indebtedness of Ferromatik Milacron Machhinenbau GmbH arising out of Permitted German Receivables Financing and (ii) the Permitted Indian Indebtedness.

     "Permitted Indian Indebtedness" means Indebtedness of Ferromatik Milacron India Limited arising under any credit facility (including any letter of credit facility) under foreign law; provided, that (i) the aggregate principal amount of all such Indebtedness at any time outstanding shall not exceed the equivalent of $4,500,000 (based on the applicable exchange rate quoted by JPMorgan in effect on the Fourth Amendment Effective Date), (ii) the Indebtedness of Ferromatik Milacron India Limited described in Schedule 7.02(b) to the Financing Agreement is refinanced thereby, and (iii) in connection with such refinancing, all letters of credit supporting such Indebtedness in respect of which any Loan Party is an account party are released with respect thereto.

     "Permitted German Receivables Financing" means the factoring of trade receivables in the ordinary course of business by Ferromatik Milacron Machinenbau GmbH; provided, that the aggregate face amount with respect to such receivables shall not exceed, at any one time, in the aggregate, the equivalent of (euro)10,000,000.

          (b) amending and restating clause (g) of the definition of "Permitted Indebtedness" in its entirety to read as follows:

               (g)  Permitted Foreign Indebtedness;

          (c) amending and restating clause (m) of the definition of "Permitted Liens" in its entirety to read as follows

               (m)  Liens  on  assets  of  any   Foreign   Subsidiary   securing
     Indebtedness of any Foreign Subsidiary permitted by clauses (g) or (i) of the definition of Permitted Indebtedness;

     Section 1.2 Amended Fundamental Changes; Dispositions Covenant. As of the Fourth Amendment Effective Date, clause (i) of Section 7.02(c) of the Financing Agreement is hereby amended by (a) deleting the word "and" appearing immediately before subclause (G) of such clause and replacing it with the punctuation mark "," and (b) inserting the following new subclause immediately following the words "sole discretion" appearing at the end of such subclause (G) to read as follows:

     and (H)  sell  or  otherwise  dispose  of  assets  consisting  of  accounts
     receivable  and  related  assets  in  connection   with  Permitted   German
     Receivables Financing

     Section 1.3 Amended Permitted Investments Covenant. As of the Fourth Amendment Effective Date, clause (iv) of Section 7.02(e) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

          (iv) investments not constituting loans or advances by (A) any Domestic Loan Party in any other Domestic Loan Party, (B) any Foreign

     Subsidiary of Milacron Capital in any other Foreign Subsidiary of Milacron Capital and (C) any Foreign Subsidiary (other than a Subsidiary of Milacron Capital) in any other Foreign Subsidiary (other than any Subsidiary of Milacron Capital);

     Section 1.4 Amended Cumulative Consolidated EBITDA Covenant. As of the Fourth Amendment Effective Date, the table set forth in Section 7.03(b) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:


                                                                   Cumulative Consolidated
        Period                                                             EBITDA
        ------                                                             ------
        Six complete calendar months ending December 31,                 $24,000,000
        2004

        Nine complete calendar months ending March 31, 2005              $26,350,000

        Twelve complete calendar months ending June 30,                  $35,750,000
        2005

        Twelve complete calendar months ending September                 $27,000,000
        30, 2005

        Twelve complete calendar months ending December                  $24,000,000
        31, 2005



                                   ARTICLE II

                              CONDITIONS TO CLOSING

     This Amendment shall become effective upon the satisfaction of the following conditions (such date, the "Fourth Amendment Effective Date"):

          (a) Fourth Amendment. Each Loan Party shall have delivered a duly executed counterpart of this Amendment to the Agents.

          (b) Officer's Certificate. The Loan Parties shall have delivered to the Agents a certificate of a duly authorized officer of each Loan Party dated the Fourth Amendment Effective Date, in form and substance satisfactory to the Agents, to the effect that the representations and warranties set forth in
Section 3.3 hereof are true and correct as of such date.

          (c) Consent of Required Lenders. The Agents shall have received in writing the consent of the Required Lenders to enter into this Amendment on behalf of the Required Lenders.

          (d)   Amendment   Fee.  The  Loan  Parties  shall  have  paid  to  the
Administrative Agent, in immediately available funds, for the pro rata account of each of the Lenders that are party hereto, a nonrefundable amendment fee of $93,750.

          (e) Agent Fees and Expenses. The Loan Parties shall have paid any and all fees payable to any Agent under any fee letter executed in connection herewith and all reasonable, out-of-pocket fees and expenses (including, without limitation, reasonable fees, costs, client charges and expenses of counsel) incurred by the Agents arising from or relating to the negotiation, preparation, execution, delivery, performance and administration of this Amendment and arising under or relating to the other Loan Documents to the extent invoiced and presented to the Administrative Borrower on or prior to the Fourth Amendment Effective Date.

                                  ARTICLE III

                                  MISCELLANEOUS

     Section 3.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect; provided that any transaction consummated prior to the Fourth Amendment Effective Date that would have been permitted by clause (H) of Section 7.02(c)(i) as amended by this Amendment if consummated after the Fourth Amendment Effective Date will be deemed not to have been restricted by Section 7.02(b) or (c) as of and from the time consummated. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment shall constitute a "Loan Document" for all purposes of the Financing Agreement and all references to the Financing Agreement in any Loan Document shall mean the Financing Agreement as amended hereby.

     Section 3.2 No Representations by Lenders or Agent. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Lender or any Agent, other than those expressly contained herein, in entering into this Amendment.

     Section 3.3 Representations of the Loan Parties. Each Loan Party represents and warrants to the Agents and the Lenders that (i) after giving effect to this Amendment, (a) the representations and warranties set forth in the Loan Documents are true and correct in all respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing and (ii) this Amendment has been duly executed and delivered by such Loan Party and the Financing Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     Section 3.4 Claims. Each Loan Party represents and warrants that it has no defenses, offsets or counterclaims with respect to the indebtedness owed by the Borrowers to the Lenders, other than in respect of deposits.

     Section 3.5 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Lenders and the Agents.

     Section  3.6  Headings.   The  headings  and  captions  hereunder  are  for
convenience only and shall not affect the interpretation or construction of this Amendment.

     Section 3.7 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 3.8 Costs and Expenses. The Loan Parties agree to reimburse the Agents for their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Agents.

     Section 3.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 3.10 GOVERNING LAW. THE WHOLE OF THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

     Section 3.11 JURISDICTION, VENUE AND SERVICE. EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ALL FEDERAL AND STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND CONSENTS THAT ANY ORDER, PROCESS, NOTICE OF MOTION OR OTHER APPLICATION TO OR BY ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED WITHIN OR WITHOUT SUCH COURT'S JURISDICTION BY REGISTERED MAIL OR BY PERSONAL SERVICE, PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED, IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF, UNDER OR RELATING TO THIS AMENDMENT. AT THE OPTION OF THE AGENTS, UPON THE INSTRUCTIONS OF THE REQUIRED LENDERS, ANY LOAN PARTY MAY BE JOINED IN ANY ACTION OR PROCEEDING COMMENCED BY THE AGENTS OR THE LENDERS AGAINST ANY OTHER LOAN PARTY IN CONNECTION WITH OR BASED ON THIS AMENDMENT, AND RECOVERY MAY BE HAD AGAINST ANY LOAN PARTY IN SUCH ACTION OR PROCEEDING OR IN ANY INDEPENDENT ACTION OR PROCEEDING AGAINST ANY LOAN PARTY, WITHOUT ANY REQUIREMENT THAT THE AGENTS OR THE LENDERS FIRST ASSERT, PROSECUTE OR EXHAUST

ANY REMEDY OR CLAIM AGAINST ANY OTHER LOAN PARTY. EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, UNDER OR RELATING TO THIS AMENDMENT BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 3.12 WAIVER OF JURY TRIAL. EACH OF THE AGENTS, THE LENDERS AND THE LOAN PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. IN ADDITION, EACH OF THE AGENTS, THE LENDERS AND THE LOAN PARTIES WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF LACHES AND ANY SET-OFF OR COUNTER CLAIM OF ANY NATURE OR DESCRIPTION. EACH OF THE AGENTS, THE LENDERS AND THE LOAN PARTIES ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE FREELY MADE.

                                      * * *

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.


                                     BORROWERS:
                                     ----------

                                     MILACRON INC.

                                     By:   /s/ R. P. Lienesch
                                       ----------------------------------------
                                     Name:  R.P. Lienesch
                                     Title: Vice-President - Finance and Chief
                                            Financial Officer

                                     CIMCOOL INDUSTRIAL PRODUCTS INC.
                                     D-M-E MANUFACTURING INC.
                                     D-M-E U.S.A. INC.
                                     MILACRON INDUSTRIAL PRODUCTS, INC.
                                     MILACRON  MARKETING COMPANY
                                     MILACRON PLASTICS TECHNOLOGIES GROUP INC.
                                     NICKERSON MACHINERY CHICAGO, INC.
                                     NORTHERN SUPPLY COMPANY, INC.
                                     OAK INTERNATIONAL, INC.
                                     PLIERS INTERNATIONAL INC.
                                     UNILOY MILACRON INC.
                                     UNILOY MILACRON U.S.A. INC.

                                     By:    /s/ R. P. Lienesch
                                         ---------------------------
                                     Name:  R.P. Lienesch
                                     Title: Treasurer

                                     GUARANTORS:
                                     -----------

                                     D-M-E COMPANY


                                     By:   /s/ R. P. Lienesch
                                         -------------------------------
                                     Name:  R.P. Lienesch
                                     Title: Vice President

                                     MILACRON CAPITAL HOLDINGS B.V.


                                     By:    G. van Deventer
                                         ---------------------------
                                     Name:  G. van Deventer
                                     Title: Managing Director

                                     MILACRON INTERNATIONAL
                                     MARKETING COMPANY

                                     By:    /s/ R. P. Lienesch
                                         -------------------------------
                                     Name:  R.P. Lienesch
                                     Title: Treasurer and Assistant Secretary

                                     ADMINISTRATIVE AGENT AND COLLATERAL AGENT:
                                     -----------------------------------------


                                     JPMORGAN CHASE BANK, NATIONAL
                                     ASSOCIATION, as Administrative Agent and
                                     Collateral Agent, on behalf of the Required
                                     Lenders


                                     By:    /s/ James M. Barbato
                                         -------------------------------
                                     Name:  James M. Barbato
                                     Title: Vice President